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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Allied Holdings Inc.'s previously filed Registration Statement on Form S-8, File No. 33-76108 covering the Allied 401(k) Retirement Plan.


ARTHUR ANDERSEN LLP



Atlanta, Georgia
June 23, 1999